Exhibit 23.0

                          Consent of Radics & Co., LLC


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


          We hereby consent to the incorporation by reference into the previously filed Registration Statement on Form S-8 (No. 333-84785) of West Essex Bancorp, Inc. (the "Company") of our report dated January 27, 2000, included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.



                                                           /s/ Radics & Co., LLC
                                                           ---------------------
                                                               Radics & Co., LLC



March 27, 2000
Pine Brook, New Jersey